                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 19, 2001


                           RESTORATION HARDWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


 000-24261                                                        68-0140361
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)


15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                            94925
   (Address of Principal Executive Offices)                           (Zip Code)


                                 (415) 924-1005
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS

            On November 19, 2001, we issued a press release announcing the appointment of Kevin Shahan as our new Chief Financial Officer. The full text of the press release in connection with the appointment of our new Chief Financial Officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


      (c) Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated November 19, 2001, regarding the
                  appointment of the registrant's new Chief Financial Officer.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                RESTORATION HARDWARE, INC.



Dated: November 20, 2001                        By: /s/ Gary G. Friedman
                                                   -----------------------------
                                                    Gary G. Friedman,
                                                    Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------
99.1              Press Release, dated November 19, 2001, regarding the
                  appointment of the registrant's new Chief Financial Officer.